UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 31, 2003



                               Rapidtron, Inc.
             (Exact name of registrant as specified in charter)


Nevada                                                             88-0455472
(State of other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                         Identification Number)

800 N. Rainbow Blvd., Suite 208
Las Vegas, NV                                                      89107-1103
(Address of Principal Executive Office)                            (Zip Code)

                               (702) 948-5017
              (Registrant's Executive Office Telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

      On March 31, 2003, the Registrant amended the Agreement and Plan of Merger dated January 17, 2003 by and among the Registrant, RTI Acquisition Subsidiary, Inc., a Nevada corporation and wholly-owned subsidiary of the Registrant ("RTI SUB"), and Rapidtron Inc., a Delaware corporation ("Rapidtron").

      The amendment was necessary to (i) amend Section 1.11 of the Merger Agreement to alter the amount and timing of a $450,000 loan to Rapidtron;
(ii) amend Section 6.1(b) of the Merger Agreement to extend the Termination Date to May 31, 2003; and (iii) amend Schedule 2.8 of the RPDT Disclosure Schedule to reflect adjustments made to the Registrant's liabilities listed in the Schedule.

     A copy of the Amendment is attached hereto as Exhibit 99.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE.

Not applicable.

EXHIBITS

99                    Amendment #1 to Agreement and Plan  of
                      Merger dated March 31, 2003

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 2, 2003


Rapidtron, Inc., a Nevada corporation


By: /s/ Dr. John Veltheer
       Dr. John Veltheer, President